THIRD AMENDMENT TO REMODEL AGREEMENT

THIS AMENDMENT is entered into as of OCT 22 2013, by and between KFC Corporation, a Delaware corporation having its principal place of business in Louisville, Kentucky (hereinafter referred to as "KFC") and **Morgan's Restaurants of Pennsylvania, Inc., Morgan's Restaurants of Ohio, Inc., Morgan's Restaurants of West Virginia, Inc., Morgan's Foods of Missouri, Inc., Morgan's Restaurants of New York, Inc. and Morgan's Foods, Inc.** (hereinafter referred to as "Franchisee", whether one or several).

WHEREAS, KFC and Franchisee have entered into a certain **Remodel Agreement** (hereinafter referred to as "Agreement") dated **December 9, 2011**, and,

WHEREAS, KFC and Franchisee are willing to authorize this Amendment as modifying the Agreement on the terms and conditions set forth below, and,

WHEREAS, KFC and Franchisee agree that this Amendment modifies the Agreement only to the extent contained herein and in no way alters any other agreement that exists between the parties. Further, this Amendment contains the entire agreement between the parties relating to the rights herein granted and the obligations herein assumed and any oral representations concerning this Amendment shall be of no force or effect excepting a subsequent modification in writing, signed by the parties hereto.

NOW, THEREFORE, in consideration of the foregoing premises and the terms and conditions set forth below, the parties agree as follows:

THAT Section 1. b. of the Agreement referenced above which stated:

> "With the exception of the potential closures of Restaurants L125187 (Ballwin, MO) and L125186 (St. Louis, MO) in 2012 and L125192 (Crafton, PA) in 2013, a Restaurant closure shall not be counted as an Upgrade Action under this Agreement."

is hereby amended to read as follows:

> "With the exception of the potential closures of Restaurants L125187 (Ballwin, MO) and L125186 (St. Louis, MO) in 2012 and L125144 (Ferguson, MO), L125152 (Bridgeville, PA), L125168 (McKeesport, PA), L125172 (Belpre, OH) and L125192 (Crafton, PA) in 2013, a Restaurant closure shall not be counted as an Upgrade Action under this Agreement."

EXECUTED as of the first date hereinabove stated.

SIGNATURES APPEAR ON THE FOLLOWING PAGE

ATTEST:	KFC CORPORATION
Assistant Secretary (Seal)	By: Vice President
ATTEST:	**FRANCHISEE** MORGAN'S RESTAURANTS OF PENNSYLVANIA, INC.
Secretary	By: James J. Liguori, President & CEO
ATTEST:	MORGAN'S RESTAURANTS OF OHIO, INC.
Secretary	By: James J. Liguori, President & CEO
ATTEST:	MORGAN'S RESTAURANTS OF WEST VIRGINIA, INC.
Secretary	By: James J. Liguori, President & CEO
ATTEST:	MORGAN'S FOODS OF MISSOURI, INC.
Secretary	By: James J. Liguori, President & CEO
ATTEST:	MORGAN'S RESTAURANTS OF NEW YORK, INC.
Secretary	By: James J. Liguori, President & CEO
ATTEST:	MORGAN'S FOODS, INC.
Secretary	By: James J. Liguori, President & CEO